UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2022

ACE GLOBAL BUSINESS ACQUISITION LIMITED

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-40309	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Rm. 806, 8/F., Tower 2, Lippo Centre, No. 89 Queensway,
Admiralty, Hong Kong

(Address of principal executive offices)

Registrant’s telephone number, including area code: +(852) 2151 5198/2151 5598

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Ordinary Share, par value $0.001 per share, and one Redeemable Warrant entitling the holder to receive one Ordinary Share	ACBAU	NASDAQ Capital Market

Ordinary Shares	ACBA	NASDAQ Capital Market

Warrants	ACBAW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 23, 2022, Ace Global Business Acquisition Limited (the “Parent” or “ACBA”) has entered into a business combination agreement (the “Agreement”) with LE Worldwide Limited, a British Virgin Islands business company (the “Company”).

Acquisition Merger

Subject to the satisfaction of the terms and conditions set forth in the Agreement, upon the closing of the transactions contemplated in the Agreement, ACBA will merge with and into ACBA Merger Sub I Limited, a British Virgin Islands business company and wholly owned subsidiary of the Parent (the “Purchaser”), to be formed for the sole purpose of this merger, immediately prior to the other transactions contemplated under the Agreement, in which Purchaser will be the surviving entity (the “Reincorporation Merger”). Immediately following the Reincorporation Merger, the Parties of the Agreement shall effect a merger of ACBA Merger Sub II Limited, a British Virgin Islands business company and wholly owned subsidiary of Purchaser (the “Merger Sub”), to be formed for the sole purpose of merging with and into the Company in which the Company will be the surviving entity and a wholly owned subsidiary of Purchaser, upon the terms and subject to the conditions set forth in the Agreement and in accordance with the applicable laws (the “Acquisition Merger”). Upon the closing of the Acquisition Merger, each share of Purchaser ordinary share (“Purchaser Ordinary Shares”) will be entitled to one (1) vote on all matters subject to vote at general and special meetings of the post-business combination company.

Acquisition Merger Consideration

Upon the Acquisition Merger becoming effective, the Purchaser shall pay an aggregate consideration of $150,000,000 (the “Merger Consideration”) to the Company’s shareholders which shall be issued and divided into $10.00 per Ordinary Share of the Purchaser (the “Merger Consideration Shares”). Each Company Ordinary Share (other than any Excluded Shares and Appraisal Shares, if any) shall be canceled and automatically converted into the right to receive the allocable portion of the Merger Consideration Shares. Under the Agreement, 5% of the Merger Consideration Shares (i.e., 750,000 Purchaser Ordinary Shares) shall be issued and held in escrow for a period of time after the closing to satisfy indemnification obligations

No person who has validly exercised and not effectively withdrawn or lost their appraisal rights in relation to the Acquisition Merger pursuant to Section 179 of the Companies Act shall be entitled to receive a pro rata portion of Merger Consideration Shares with respect to any shares (“Dissenting Shares”) owned by such shareholder (“Dissenting Shareholder”) unless and until such Dissenting Shareholder shall have effectively withdrawn or lost their appraisal rights under the BVI Law. Each Dissenting Shareholder shall be entitled to receive only the payment resulting from the procedure set forth in the BVI Law with respect to the Dissenting Shares owned by such Dissenting Shareholder.

At the closing of the business combination, the former Parent’s security holders will receive the consideration described in “Reincorporation Merger” below.

Furthermore, the parties agreed that immediately following the closing the Acquisition Merger, Purchaser’s board of directors will consist of at least five directors, all of whom shall be designated by the Company and a majority of whom shall qualify as independent directors under Nasdaq rules.

Reincorporation Merger

At the Reincorporation Effective Time, every one Parent Ordinary Share issued and outstanding immediately prior to the Reincorporation Effective Time shall be converted automatically into one Purchaser Ordinary Share. At the Reincorporation Effective Time, all Parent Ordinary Shares shall cease to be outstanding and shall automatically be converted or canceled (as the case may be) and shall cease to exist. Any holders of certificates previously evidencing Parent Ordinary Shares outstanding immediately prior to the Reincorporation Effective Time shall be entitled, on request, to a certificate representing the same number of Purchaser Ordinary Shares (other than the Parent Excluded Shares and Appraisal Shares). In connection with the Reincorporation Merger, all outstanding Parent’s units will separate into their individual components of ordinary shares (“Parent Ordinary Shares”) and warrants (“Parent Warrants”) and will cease separate existence and trading. Upon the consummation of the business combination, the current equity holdings of Parent’s shareholders shall be exchanged as follows:

(i) Each Parent Ordinary Share, issued and outstanding immediately prior to the effective time of the Reincorporation Merger (other than any redeemed shares and Dissenting Shares), will automatically be cancelled and cease to exist and for each Parent Ordinary Share, Purchaser shall issue to each Parent shareholder (other than the Dissenting Shareholders and Parent shareholders who exercise their redemption rights in connection with the Business Combination) one validly issued share of Purchaser Ordinary Share;

(ii) Each share held by a dissenting shareholder (who has not effectively withdrawn its right to such dissent) will be cancelled in exchange for the right to receive payment resulting from the procedure in Section 179 of the BVI BC Act and such dissenting shareholders will not be entitled to receive any shares of the Purchaser Ordinary Shares to be issued in connection with the Reincorporation Merger;

(iii) Each Parent Warrant issued and outstanding immediately prior to effective time of the Reincorporation Merger will convert into a warrant of Purchaser (“Purchaser Warrant”) to purchase one whole share of Purchaser Common Stock (or equivalent portion thereof). The Purchaser Warrants will have substantially the same terms and conditions as set forth in the Parent Warrants; and

Additionally, no person who has validly exercised and not effectively withdrawn or lost their appraisal rights in relation to the Reincorporation Merger pursuant to Section 179 of the Companies Act shall be entitled to receive a pro rata portion of Purchaser Ordinary Shares with respect to any Parent Ordinary Shares (“Parent Dissenting Shares”) owned by such shareholder (“Parent Dissenting Shareholder”) unless and until such Parent Dissenting Shareholder shall have effectively withdrawn or lost their appraisal rights under the BVI Law. Each Parent Dissenting Shareholder shall be entitled to receive only the payment resulting from the procedure set forth in the BVI Law with respect to the Parent Dissenting Shares owned by such Parent Dissenting Shareholder.

Item 7.01 Regulation FD Disclosure.

Press Release

On December 23, 2022, the Purchaser and the Company issued a joint press release announcing the execution of the Agreement and related information, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in the filing.

Cautionary Statement Concerning Forward-Looking Statements

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of the Company and can be identified by the use of words such as “may,” “will,” “should,” “would,” “will be,” “will continue,” “will likely result,” “believe,” “project,” “expect,” “anticipate,” “intend,” “estimate” and other comparable terms. Such forward-looking statements with respect to financial performance, strategies, prospects and other aspects of the businesses of Purchaser, the Company or the combined company after completion of the business combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the business combination; (2) the possibility that the terms and conditions set forth in any definitive agreements with respect to the business combination may differ materially from the expected terms on which this information is based; (3) the outcome of any legal proceedings that may be instituted against Purchaser, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; (4) the inability to complete the business combination due to the failure to obtain approval of the shareholders of Purchaser, to obtain financing to complete the business combination or to satisfy conditions to closing in the definitive agreements with respect to the business combination; (5) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (6) the ability to comply with NASDAQ listing standards following the consummation of the business combination; (7) the risk that the business combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the business combination; (8) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers, obtain adequate supply of products and retain its management and key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that Purchaser, the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) the inability to achieve estimates of expenses and profitability; (13) the impact of foreign currency exchange rates and interest rate fluctuations on results; and (14) other risks and uncertainties indicated from time to time in the final prospectus of Purchaser, including those under “Risk Factors” therein, and other documents filed (or furnished) or to be filed (or furnished) with the SEC by Purchaser. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company and Purchaser undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It:

In connection with the proposed business combination, Purchaser intends to file with the SEC a Registration Statement on Form S-4 and will mail or email the definitive proxy statement/prospectus and other relevant documentation to Purchaser’s shareholders. This filing does not contain all the information that should be considered concerning the Transactions. It is not intended to form the basis of any investment decision or any other decision with respect to the business combination. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the federal securities laws.

Purchaser shareholders and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto, and the definitive proxy statement in connection with Purchaser’s solicitation of proxies for the special meeting to be held to approve the proposed transaction, because these materials will contain important information about Purchaser, the Company and the Transactions. The definitive proxy statement will be mailed or emailed to Purchaser shareholders as of a record date to be established for voting on the business combination when it becomes available.

WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED BY PURCHASER IN CONNECTION WITH THE PROPOSED TRANSACTIONS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PURCHASER, THE COMPANY AND THE PROPOSED TRANSACTIONS. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY.

Shareholders will also be able to obtain a copy of the preliminary proxy statement and definitive proxy statement once they are available, without charge, at the SEC’s website at www.sec.gov or by directing a request to Purchaser at 6/F Unit B, Central 88, 88-89 Des Voeux Road Central, Central, Hong Kong. This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Purchaser, the Company and their respective directors and officers and representatives or affiliates may be deemed participants in the solicitation of proxies of Purchaser shareholders in connection with the Transaction. Purchaser shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Purchaser in the final prospectus of Purchaser, which was filed with the SEC on April 5, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Purchaser shareholders in connection with the business combination will be set forth in the proxy statement for the business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the business combination will be included in the proxy statement that Purchaser intends to file with the SEC and other documents furnished or filed with the SEC by Purchaser.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description

2.1*	Business Combination Agreement, dated December 23, 2022
99.1	Press Release, dated December 23, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules or exhibits upon request by the SEC.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Business Combination Agreement, dated December 23, 2022
99.1	Press Release, dated December 23, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 23, 2022

Ace Global Business Acquisition Limited (Registrant)

By:	/s/ Eugene Wong
Name:	Eugene Wong
Title:	Chief Executive Officer